EXHIBIT 10.1


		Supplemental Agreement No. 11

			     to

		 Purchase Agreement No. 1810

			    between

		    The Boeing Company

			     and

		   SOUTHWEST AIRLINES CO.

	Relating to Boeing Model 737-7H4 Aircraft


	THIS SUPPLEMENTAL AGREEMENT, entered into as of January 24, 2000, by and between THE BOEING COMPANY, a
Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in City of Dallas, State of Texas (Buyer);

	WHEREAS, the parties hereto entered into Purchase
Agreement No. 1810 dated January 19, 1994, relating to
Boeing Model 737-7H4 aircraft (the Agreement) and;

	WHEREAS, the parties wish to update certain provisions of the Agreement;

	NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.	The Table of Contents of the Agreement is deleted in
its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

*** 	Pursuant to 17 CFR, 240.24b-2, confidential
	information has been omitted and has been filed separately with the Securities and Exchange
	Commission pursuant to a Confidential Treatment
	Application filed with the Commission.




2.	Letter Agreement No. 6-1162-RLL-932 entitled ***, is
revised in the first paragraph to ***.  Paragraph 2 entitled
*** is revised to clarify ***.  Such revised Letter
Agreement No. 6-1162-RLL-932R1 is attached hereto and is incorporated into the Agreement by this reference.

3.	All references in the Letter Agreements associated
with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of one hundred forty-two (142) Model 737-7H4 Aircraft, sixty-two (62) Model 737-7H4 Option Aircraft and forty-six (46) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY			SOUTHWEST AIRLINES CO.



By:    /s/ D. S. Foster     	By:    /s/ Laura Wright

Its:    Attorney-In-Fact    	Its: ___Treasurer	___

P.A. No. 1810	SA-11-2
K/SWA